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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) February 1, 2002



                          Allied Waste Industries, Inc.

               (Exact name of registrant as specified in charter)

                                    Delaware

                 (State or other jurisdiction of incorporation)


          0-19285                               88-0228636

 (Commission File Number)             (IRS Employer Identification No.)


 15880 N. Greenway-Hayden Loop, Suite 100
            Scottsdale, Arizona                             85260
 (Address of principal executive offices)                  (Zip Code)


        Registrant's telephone number, including area code (480) 627-2700


                                 Not Applicable
          (Former name or former address, if changed since last report)

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





Item 5.       Other Events


On February 1, 2002, Allied Waste Industries Inc. issued a press release reaffirming its 2001 guidance. The press release is provided herein.

Contact:  Michael Burnett
           480-627-2785


                                                           FOR IMMEDIATE RELEASE
                                                           --------------------



                      ALLIED WASTE REAFFIRMS 2001 GUIDANCE




Scottsdale, AZ - February 1, 2002 - Allied Waste Industries, Inc. (NYSE: AW) today announced that it has reaffirmed its 2001 guidance.

On September 10, 2001, Allied Waste commented on the impact of the recession and subsequently updated projections for its 2001 financial results which included the expectation of adjusted EBITDA between $1.930 billion and $1.940 billion, over $400 million of adjusted free cash flow and a debt balance under $9.3 billion at December 31, 2001.

As originally scheduled, Allied Waste will release the results of its fourth quarter and year ended December 31, 2001 and provide its financial outlook for 2002 after the close of market on February 13, 2002, accompanied by a conference call on February 14, 2002.

Allied Waste Industries, Inc., a leading waste services company, provides collection, recycling and disposal services to residential, commercial and industrial customers in the United states. As of September 30, 2001, the Company operated 329 collection companies, 150 transfer stations, 167 active landfills and 65 recycling facilities in 39 states.


Safe Harbor for  Forward-Looking  Statements
Certain matters discussed in this press release are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements describe the Company's future plans, objectives or goals. These statements include: (a) statements regarding the generation of $400 million of adjusted free cash flow in 2001; (b) statements relating to reduction of the Company's debt balance to under $9.3 billion by the end of 2001; and (c) statements regarding adjusted EBITDA for 2001 of $1.930 billion to $1.940 billion.

These forward-looking statements involve risks and uncertainties which could cause actual results to differ materially including, without limitation, (1) a recession in the U.S. economy may cause a decline in the demand for the Company's services, a decline in the price of commodities sold by the Company and, more generally, make it more difficult for the Company to predict economic trends; (2) the Company may be impeded in the successful integration of acquired businesses and its market development efforts; (3) a change in interest rates or a reduction in the Company's cash flow could impair the Company's ability to service and reduce its debt obligations; and (4) severe weather conditions could impair the Company's operating results.

Other factors which could materially affect such forward-looking statements can be found in the Company's periodic reports filed with the Securities and Exchange Commission, including risk factors detailed in Management's Discussion and Analysis in Allied's Form 10-K for the year ended December 31, 2000. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are only made as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant, Allied Waste Industries, Inc., has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                          ALLIED WASTE INDUSTRIES, INC.

                             By: /s/ THOMAS W. RYAN
                                ----------------------

                                 Thomas W. Ryan
              Executive Vice President and Chief Financial Officer
                          (Principal Financial Officer)




Date:  February 1, 2002